SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Diversified Income Trust      -- Class A Shares
Fiscal period ending: 9/30
Inception date (if less than 10 years of performance): 10/3/88


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)       n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1000       $1000       $1000

ERV =  Ending Redeemable Value   $1056.17    $1457.74    $2262.40

T   =  Average Annual
       Total Return               5.62%      7.83%     9.51%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $13,072,884

Expenses                         $1,593,451

Reimbursement                    $

Average shares                   164,662,990

NAV                              $12.70

Sales Charge                       4.75%

POP                              $13.33

Yield at POP                       6.36%
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      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Diversified Income Trust      -- Class B Shares
Fiscal period ending: 9/30
Inception date (if less than 10 years of performance): 3/1/93


TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)       n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        $1000        $1000    $1000

ERV =  Ending Redeemable Value   $1050.80     $1453.98 $2212.40

T   =  Average Annual
       Total Return               5.08%       7.77%    9.23%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $14,886,954

Expenses                         $3,248,661

Reimbursement                    $

Average shares                   187,338,411

NAV                              $12.65

Maximum Contingent Deferred
    Sales Charge                 5.0%

Yield at NAV                        5.98%

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Diversified Income Trust      -- Class M Shares
Fiscal period ending: 9/30
Inception date (if less than 10 years of performance): 12/1/94


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)       n

n   =  Number of Time Periods    1 Year    5 Years     10 Years*

P   =  Initial Investment        $1000     $1000       $1000

ERV =  Ending Redeemable Value   $1070.13  $1460.55    $2235.08

T   =  Average Annual
       Total Return                  7.01%    7.87%       9.36%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $2,926,071

Expenses                         $451,017

Reimbursement                    $

Average shares                   37,017,383

NAV                              $12.67

Sales Charge                        3.25%

POP                              $13.10

Yield at POP                         6.21%

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Diversified Income Trust      -- Class Y Shares
Fiscal period ending: 9/30
Inception date (if less than 10 years of performance): 7/1/96


TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)       n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        $1000       $1000     $1000

ERV =  Ending Redeemable Value   $1111.38    $1535.15  $2382.55

T   =  Average Annual
       Total Return                11.14%       8.95%    10.14%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $123,518

Expenses                         $11,015

Reimbursement                    $

Average shares                   1,550,930

NAV                              $12.70

Yield at NAV                         6.95%